Business Acquisitions	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Business Acquisitions
Note 15 - Business Acquisitions
On August 27, 2021, the Company, through its subsidiary, led principally by Centuri, completed the acquisition of a privately held regional infrastructure services business (and all of its equity interests), Drum and its primary subsidiary, Riggs Distler, for $822.2 million in cash consideration, net of $1.9 million cash acquired, and also assumed a long-term financing lease obligation. In November 2021, certain members of Riggs Distler management acquired a 1.42% interest in Drum, as discussed in Note 14 - Redeemable Noncontrolling Interests above. Drum is now a majority owned subsidiary of the company.
The acquisition extended the utility infrastructure services operations in the northeastern region of the U.S. and provides additional opportunities for expansion of the amount of work Centuri performs for electric and gas utilities. Funding for the acquisition was provided by proceeds from Centuri’s new term loan facility, as described in Note 8 - Debt.
Assets acquired and liabilities assumed in the transaction were recorded at their acquisition date fair values. Transaction costs associated with the acquisition were expensed as incurred. The Company’s allocation of the purchase price was based on an evaluation of the appropriate fair values and represented management’s best estimate based on available data (including market data, data regarding customers of the acquired businesses, terms of acquisition-related agreements, analysis of historical and projected results, and other types of data). The analysis included consideration of types of intangibles that were acquired, including customer relationships, trade name, and backlog. The gross contractual receivable is $81 million, exclusive of $12 million representing specific customer accounts that were deemed uncollectible; the accounts receivable were further reduced by measurement period adjustments of $8.6 million. The customer relationships and trade name were valued utilizing a discounted cash flow method. Determining the fair values of these intangible assets is judgmental in nature and requires the use of significant estimates and assumptions, including the attrition rate and discount rate for the customer relationships intangible asset and the royalty rate and discount rate for the trade name intangible asset. Certain payments were estimated as of the acquisition date and were adjusted when amounts were finalized. Further adjustments may still occur. During the fourth quarter of 2021, Centuri recorded a reduction to the purchase price of $6.3 million related to working capital adjustments calculated 60 days post-acquisition, and recorded measurement period adjustments primarily related to valuation of intangible assets, deferred tax liability estimates, and other refinements, as reflected in the table below. Due to the estimations made, the final purchase accounting has not yet been completed, and further refinements may occur, including potential changes to income taxes.
The preliminary estimated fair values of assets acquired and liabilities assumed as of August 27, 2021, are as follows:

(Millions of dollars)	Acquisition Date	Measurement Period Adjustments	Revised Acquisition Date
Cash and cash equivalents	$1.9	$—	$1.9
Accounts receivable	69.1	(8.6)	60.5
Contract assets	40.1	7.4	47.5
Income taxes receivable, net	0.7	—	0.7
Right of use assets under operating leases	1.5	—	1.5
Prepaid expenses	5.2	—	5.2
Property and equipment	118.1	1.2	119.3
Intangible assets	335.0	(31.5)	303.5
Goodwill	446.8	2.7	449.5
Total assets acquired	1,018.4	(28.8)	989.6

Trade and other payables	46.2	—	46.2
Finance lease obligations	27.5	1.2	28.7
Contract liabilities	12.7	—	12.7
Operating lease obligations	1.5	—	1.5
Other liabilities	5.3	(0.3)	5.0
Deferred tax liabilities	94.8	(23.4)	71.4
Total liabilities assumed and noncontrolling interest	188.0	(22.5)	165.5
Net assets acquired	$830.4	$(6.3)	$824.1
The amounts allocated to major classes of intangibles are as follows:

(Thousands of dollars)	Estimated Fair Value	Estimated Weighted Average Useful Life in Years
Backlog	$4,500	1
Trade name	60,000	15
Customer relationships	239,000	19
	$303,500
The Company incurred and expensed acquisition costs of $14 million for the period ended December 31, 2021, which were included in Utility infrastructure services expenses on the Company’s Consolidated Statement of Income.
Goodwill consists of the value associated with the assembled workforce, consolidation of operations, and the estimated economic value attributable to future opportunities related to the transaction. As the business of Drum was deemed a stock purchase for tax purposes, only pre-acquisition goodwill of $76 million that was historically tax-deductible by Riggs Distler will continue to be deductible for tax purposes by the Company. The intangible assets other than goodwill are included in Other property and investments in the Company’s Consolidated Balance Sheets.
The unaudited pro forma financial information for the Riggs Distler acquisition is combined in a table below with the unaudited pro forma financial information related to the Questar Pipelines acquisition by Southwest Gas Holdings, Inc.
Actual results from operations for Riggs Distler, excluding transaction costs and interest expense on acquisition related debt incurred by Centuri, included in the Consolidated Statements of Income since the date of acquisition are as follows:

(Thousands of dollars)	December 31, 2021
Utility infrastructure services revenues	$163,830
Net income attributable to Southwest Gas Holdings, Inc.	$1,374
On December 31, 2021 Southwest Gas Holdings, Inc. completed the acquisition of Dominion Energy Questar Pipeline, LLC and related entities (“Questar Pipelines”), which resulted in Questar Pipelines becoming a wholly owned subsidiary of the Company. The total consideration of $1.576 billion consisted of a cash payment of $1.545 billion, transaction costs paid on behalf of the seller of $4.7 million, and preliminary post-closing adjustments of $25.9 million.
The acquisition further diversifies the Company’s business with an expansion of regulated interstate natural gas pipelines and underground storage services under FERC jurisdiction. The entities acquired expands the Company’s operations into the Rocky Mountain region including Utah, Wyoming, and western Colorado. The Company financed the purchase price of this acquisition with a $1.6 billion draw on December 31, 2021 under a 364-day delayed-draw term loan entered into in November 2021. See Note 8 - Debt for additional information.
The Company is currently performing a detailed valuation analysis of the assets and liabilities of the acquired entities. The assets acquired and liabilities assumed were measured at estimated fair value at the closing date. The Company’s allocation of the purchase price was based on an evaluation of the appropriate fair values and represents management’s best estimate based on available data. Transaction costs associated with the acquisition were expensed as incurred. The majority of the operations acquired are subject to FERC rate-regulation and therefore are accounted for pursuant to ASC 980, Regulated Operations. The fair values of Questar Pipelines’ assets and liabilities, subject to rate making and cost recovery provisions, provide revenues derived from costs of service, including a return on investment of assets and liabilities included in rate base. Accordingly, the carrying values of such assets and liabilities were deemed to approximate their fair values. The fair value of the Questar Pipelines assets and liabilities assumed that are not subject to the rate-regulation provisions discussed above include a 50% equity method investment, non-regulated property, plant and equipment, and long-term debt assumed; related fair values were determined using a market approach, income approach, or cost approach, as appropriate. The final purchase accounting has not yet been completed. Further refinement is expected to occur, including finalization of the post-closing payment amount and income taxes.
The preliminary estimated fair values of assets acquired and liabilities assumed as of December 31, 2021, are as follows (in millions of dollars):

Gas plant, net	$1,047.4
Other property and investments	51.3
Cash and cash equivalents	17.6
Accounts receivable, net of allowances	26.6
Prepaid and other current assets	27.4
Deferred charges and other assets	31.1
Goodwill	986.2
Deferred income taxes	15.4
Total assets acquired	2,203.0

Long-term debt	449.7
Accounts payable	7.0
Deferred purchased gas costs	5.7
Customer deposits	3.2
Accrued general taxes	0.4
Accrued interest	4.7
Other current liabilities	14.5
Accumulated removal costs	56.6
Other deferred credits	85.6
Total liabilities assumed	627.4
Net assets acquired	$1,575.6
The Company incurred acquisition costs of $18.5 million for the period ended December 31, 2021, which were included in Operations and maintenance expense on the Company’s Consolidated Statement of Income.
The excess of the purchase price over the estimated fair values of the identifiable assets acquired and liabilities assumed was recognized as goodwill at the closing date. The goodwill reflects the value associated with enhancing the Company’s regulated operations portfolio, the economic value attributable to future opportunities including opportunities through diversification and increased scale in customer growth, and strong regional demand for both natural and renewable natural gas in a stable regulatory environment. As the Questar Pipelines acquisition was treated as an asset acquisition for tax purposes, the $935.1 million tax-basis goodwill is expected to be deductible for tax purposes by the Company. Deferred taxes have been recorded for the difference between book and tax basis of goodwill.
The following unaudited pro forma financial information reflects the consolidated results of operations of the Company assuming the Riggs Distler and Questar Pipelines acquisitions had taken place on January 1, 2020. The most significant pro forma adjustments relate to: (i) reflecting approximately $48.7 million in transaction costs in the year ended December 31, 2020, and excluding such costs from the year ended December 31, 2021, and (ii) reflecting incremental interest expense of $48.4 million in 2021, and approximately $52.1 million in the comparable 2020 period. The pro forma financial information has been prepared for comparative purposes only, and is not intended to be indicative of what the Company’s results would have been had the acquisition occurred at the beginning of the periods presented or of the results which may occur in the future, for a number of reasons. The reasons include, but are not limited to, differences between the assumptions used to prepare the pro forma information, potential cost savings from operating efficiencies, nor the impact of incremental costs incurred in integrating the businesses. This information is preliminary in nature and subject to change based upon final purchase accounting adjustments.
Amounts below are in millions of dollars, except per share amounts.

	Unaudited
	Year Ended December 31,
	2021	2020
Total operating revenues	$4,236	$3,980
Net income attributable to Southwest Gas Holdings, Inc.	$278	$276
Basic earnings per share	$4.70	$4.93
Diluted earnings per share	$4.69	$4.93
No actual results from operations for Questar Pipelines are included in the Consolidated Statements of Income since the acquisition occurred on December 31, 2021.